UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No.        )

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FINANCIAL INVESTORS VARIABLE INSURANCE TRUST
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FINANCIAL INVESTORS VARIABLE INSURANCE TRUST

Notice of Special Meeting of Shareholders

to be held on September 8, 2010

Financial Investors Variable Insurance Trust (the “Trust”) will hold a special meeting of shareholders on September 8, 2010 at 10:00 a.m., Mountain Time, as may be adjourned from time to time, at the Trust’s offices at 1290 Broadway, Suite 1100, Denver, Colorado 80203 (the “Meeting”).

Shareholders will be asked to vote on the following proposal:

PROPOSAL: To elect five (5) Trustees for the Trust.

Any shareholder who owned shares of any of the series of the Trust (each, a “Portfolio” and collectively, the “Portfolios”) at the close of business on June 22, 2010 (the “Record Date”) will receive notice of the Meeting and be entitled to vote at the Meeting or any adjournment or postponement of the Meeting. Please read the full text of the enclosed Proxy Statement for a complete understanding of the Proposal.

YOUR VOTE IS IMPORTANT.

WE URGE YOU TO VOTE PROMPTLY.

PLEASE HELP THE TRUST AVOID THE EXPENSES OF ADDITIONAL

SOLICITATIONS BY VOTING TODAY.

Dated: July 29, 2010

By Order of the Board of Trustees

David T. Buhler, Secretary

FINANCIAL INVESTORS VARIABLE INSURANCE TRUST

SPECIAL MEETING OF SHAREHOLDERS

to be held on September 8, 2010

Proxy Statement

The Board of Trustees for Financial Investors Variable Insurance Trust (the “Trust”) has sent you this Proxy Statement to ask for your vote on the Proposal affecting the Trust as described in this Proxy Statement. The Trust will hold a Special Meeting of Shareholders on September 8, 2010 at 10:00 a.m. Mountain Time, as may be adjourned from time to time, at the Trust’s offices at 1290 Broadway, Suite 1100, Denver, Colorado 80203 (the “Meeting”).

Any shareholder who owned shares of any of the series of the Trust (each, a “Portfolio” and collectively, the “Portfolios”) on June 22, 2010 (the “Record Date”) will receive notice of the Meeting and will be entitled to vote at the Meeting or any adjournment or postponement of the Meeting. Shares of the Portfolios are offered only to participating insurance companies and their separate accounts, and certain qualified pension and retirement plans. As of the Record Date, only separate accounts established by certain participating insurance companies (each, an “Insurance Company”) were the shareholders of record of the Portfolios. In accordance with its view of present applicable law, it is expected that each Insurance Company will vote the shares held by its separate account at the Meeting in accordance with instructions received from variable annuity contract and variable life insurance policy owners (as well as any plan participants with a voting interest in the separate account) (collectively, “Contract Owners”) for whose accounts the shares are held. Contract Owners who have selected a Portfolio for investment have a beneficial interest in the Portfolio, but do not invest directly in or hold shares of the Portfolio. Accordingly, this Proxy Statement is intended to be used by each Insurance Company in obtaining voting instructions from Contract Owners.

You should read the entire Proxy Statement before voting. Please call us at 1-866-432-2926 if you have any questions. The Trust expects to mail the Notice of Special Meeting, this Proxy Statement and proxy card to shareholders on or about July 29, 2010.

The Trust is required by federal law to file reports, proxy statements and other information with the Securities and Exchange Commission (the “SEC”). You can get copies of these materials after paying a fee by electronic request at the following e-mail address: publicinfo@sec.gov or by writing to the Public Reference Section of the SEC at 450 Fifth Street, N.W., Washington, D.C. 20549. You can get the same reports and information free from the EDGAR Database on the SEC’s Internet website at http://www.sec.gov.

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to be held on September 8, 2010. The Annual Report to Shareholders of the Trust, which includes audited financial statements of the Portfolios, has previously been sent to shareholders. Upon request, a copy of this Proxy Statement and each Portfolio’s most recent annual and subsequent semi-annual report (when available) can be obtained at no cost. To request a copy of the Proxy Statement or a report, please call 1-866-432-2926, write to Financial Investors Variable Insurance Trust at 1290 Broadway, Suite 1100, Denver CO 80203, or visit www.fivitfunds.com. You may also call for information on how to obtain directions to be able to attend the Meeting in person.

INFORMATION ABOUT THE MEETING

What Proposal am I being asked to vote on?

The Proposal relates to the election of five Trustees of the Trust. The election of each Trustee to the Board of Trustees (the “Board”) will be determined by the affirmative vote of a plurality of the shares of all Portfolios of the Trust voting in person or by proxy at the Meeting.

Has the Trust’s Board approved the Proposal?

Yes. The Board approved the Proposal and recommends that you approve it.

Why am I being asked to elect five Trustees for the Trust?

The Trustees are your representatives who oversee management and operations of the Trust. Certain provisions under the Investment Company Act of 1940, as amended (the “1940 Act”), require that a majority of Trustees be elected by shareholders. In addition, new trustees cannot be appointed by the Trustees to fill vacancies created by an expansion of the Board unless, after those appointments, at least two-thirds of the Trustees have been elected by Portfolio shareholders. The Board currently has five Trustees, three of whom have been elected by shareholders. One current Trustee, Mr. John Linnehan, has announced his intention to resign from the Board effective immediately upon the nominee’s election at the Meeting. The Board has determined it to be in the best interests of the Trust and its shareholders to retain the flexibility to expand the Board or replace a retiring or resigning Trustee in the future. The current Board would not be able to take these actions without shareholder vote due to the 1940 Act requirement noted above. Four members of the current Board and one nominee will stand for election at the Meeting.

When will the Meeting be held?

The Meeting will be held on September 8, 2010, at 10:00 a.m. Mountain Time, and may be adjourned if the necessary quorum to transact business or the vote required to approve the Proposal for the Trust is not obtained at the Meeting.

Will the Trust’s Trustees (or the Nominee) attend the Meeting?

The Trust invites each Trustee and nominee to attend the Meeting; however, their attendance is not required.

How do I vote my shares?

You can vote your shares by completing and signing the enclosed proxy or voting instruction card(s) and mailing the card(s) in the enclosed postage-paid envelope. Shareholders of record of each Portfolio at the close of business on the Record Date will receive notice of and be asked to vote on the Proposal presented at the Meeting. If you need assistance or have any questions regarding the Proposal or how to vote your shares, please call 1-866-432-2926. A copy of this Proxy Statement is also available at www.fivitfunds.com.

What should I do if I receive more than one proxy card?

You are being sent a proxy or voting instruction card for each Portfolio account that you have. Please vote on each card that you received.

* * * * *

PROPOSAL

TO ELECT FIVE TRUSTEES

The five nominees named below have been nominated for election as Trustees of the Trust effective on the date of the Meeting. If the nominees are elected, they will serve indefinite terms as Trustees until their resignation, retirement, death or removal or until their respective successors are duly elected and qualified. The persons named as attorneys-in-fact in the enclosed proxy have advised the Trust that, unless a proxy card instructs them to withhold authority to vote for all listed nominees or any individual nominee, all validly executed proxies will be voted for the election of all the nominees as Trustees of the Trust.

The Trust is not required and does not intend to hold annual shareholder meetings for the purpose of electing Trustees. As a result, if elected, the Trustees will hold office until their successors are duly elected and qualified. If a nominee is unable to accept election, serve his or her term or resign, the Board may, in its discretion and subject to the 1940 Act, select another person to fill the vacant position. Each nominee has consented to be named as such in this Proxy Statement and to serve as a Trustee if elected.

Although the Trust does not intend to hold annual shareholder meetings, it may hold shareholder meetings from time to time on important matters. Shareholders owning more than 10% of the outstanding shares of the Trust or Portfolio also have the right to call a meeting. With the requisite vote, shareholders may remove a Trustee or take other action as described in the Trust’s organizing documents. If at any time, less than a majority of the Trustees holding office has been elected by the shareholders of the Trust, the Trustees then in office will promptly, but in no event later than sixty (60) days, call a shareholders’ meeting for the purpose of electing Trustees to the Trust.

Except for Messrs. Carter and Wentsel, the nominees are not “interested persons” of the Trust, as defined in the 1940 Act (each, an “Independent Trustee”). Mr. Carter is an “interested person” of the Trust because he is affiliated with (i) ALPS Advisors, Inc. (“ALPS Advisors”), the investment adviser of each Portfolio, (ii) ALPS Fund Services, Inc. (“ALPS Fund Services”), an affiliate of ALPS Advisors and each Portfolio’s transfer agent and administrator, and (iii) ALPS Distributors, Inc. (“ALPS Distributors”), an affiliate of ALPS Advisors and ALPS Fund Services and each Portfolio’s distributor. His affiliation is by virtue of his positions with ALPS Advisors, ALPS Fund Services and ALPS Distributors. Mr. Wentsel is an “interested person” of the Trust because he is affiliated with Ibbotson Associates, Inc. (“Ibbotson Associates”), the subadviser of the Trust. His affiliation is by virtue of his position with Ibbotson Associates. The principal business address for ALPS Advisors, ALPS Fund Services and ALPS Distributors is 1290 Broadway, Suite 1100, Denver, Colorado 80203. The principal business address for Ibbotson Associates is 22 W. Washington Street, Chicago, Illinois 60602.

Nominees as Independent Trustees

Name, Address* & Age	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years**	Number of Portfolios in Fund Complex Overseen by Trustee or Nominee if Elected at the Meeting***	Other Directorships Held by Trustee or Nominee
Mary K. Anstine, age 69	Trustee.	Since November 30,2006.	Retired. Ms. Anstine is also a Trustee of ALPS ETF Trust; ALPS Variable Insurance Trust; Financial Investors Trust, Reaves Utility Income Fund, and the Westcore Trust.	21	Ms. Anstine is a Trustee of ALPS ETF Trust (10 funds); ALPS Variable Insurance Trust (1 fund); Financial Investors Trust (7 funds); Reaves Utility Income Fund; and the Westcore Trust (12 funds).
Jeremy W. Deems, Age 33	Nominee.	---	Mr. Deems is Partner, CFO and COO of Green Alpha Advisors, LLC. Prior to joining Green Alpha Advisors, Mr. Deems was CFO and Treasurer of Forward Management, LLC, an investment management company, ReFlow Management Co., LLC, a liquidity resourcing company, ReFlow Fund, LLC, a private investment fund, and Sutton Place Management, LLC, an administrative services company (from 2004 to June 2007). Prior to this, Mr. Deems served as Controller of Forward Management, LLC, ReFlow Management Co., LLC, ReFlow Fund, LLC and Sutton Place Management, LLC.	21	Mr. Deems is a Trustee of ALPS ETF Trust (10 funds); ALPS Variable Insurance Trust (1 fund); and Financial Investors Trust (7 funds).

David Swanson, Age 53	Trustee.	Since November 30, 2006.	Mr. Swanson is a Principal Owner of SwanDog Marketing since February 2006. Mr. Swanson was also Executive Vice-President of Calamos Investments from April 2004 to March 2006, Chief Operating Officer of Van Kampen Investments from October 2002 to April 2004, and Managing Director of Morgan Stanley from February 2000 to April 2004.	5	None.
* All communications to Trustees may be directed to Financial Investors Variable Insurance Trust, c/o 1290 Broadway, Suite 1100, Denver, Colorado, 80203.
Nominees as Interested Trustees
Name, Address* & Age	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years**	Number of Portfolios in Fund Complex Overseen by Trustee if Elected at the Meeting***	Other Directorships Held by Trustee
Thomas A. Carter, age 44	Trustee, Chairman and President.	Since March 10, 2009.	Mr. Carter joined ALPS Fund Services, Inc. (“ALPS”) in 1994 and is currently President and Director of ALPS Advisors, Inc. (“AAI”), ALPS Distributors, Inc. (“ADI”) and FTAM Funds Distributor, Inc. and Director of ALPS and ALPS Holdings, Inc. Because of his position with ALPS, ADI and AAI, Mr. Carter is deemed an affiliate of the Trust as defined under the 1940 Act.	15	Mr. Carter is a Trustee of ALPS ETF Trust (10 funds).

Scott Wentsel, Age 48	Trustee.	Since November 30, 2006.	Mr. Wentsel is Senior Portfolio Manager for Ibbotson Associates since April 2005. Mr. Wentsel was also Executive Director of Van Kampen Investments from April 2000 to April 2005.	5	None.

*All communications to Trustees may be directed to Financial Investors Variable Insurance Trust, c/o 1290 Broadway, Suite 1100, Denver, Colorado, 80203.

**Except as otherwise indicated, each individual has held the office shown or other offices in the same company for the last five years.

***The Fund Complex includes all series of the Trust and any other investment companies for which ALPS Advisors or Ibbotson Associates provide investment advisory services.

General Information Regarding the Board of Trustees

The Trust is governed by a Board of Trustees, which is responsible for major decisions relating to each Portfolio’s investment objective(s), policies and procedures. The Trustees also supervise the operation of the Portfolios by officers of the Trust. The Trustees meet periodically throughout the year to oversee the Trust’s activities, review each Portfolio’s investment performance and the quality of other services provided to each Portfolio and its shareholders by each Portfolio’s investment adviser, each Portfolio’s subadviser and any affiliates of the investment adviser, including administration, distribution and shareholder servicing.

At least annually, the Trustees review and evaluate the fees and operating expenses paid by each Portfolio for these services and negotiate such changes that they deem appropriate. In carrying out these responsibilities, the Trustees are assisted by the Trust’s independent auditor (who reports directly to the Trust’s Audit Committee) and other experts as appropriate, all of whom are selected for engagement by the Independent Trustees. The Independent Trustees vote separately to approve all financial arrangements and other agreements with each Portfolio’s investment adviser and any affiliates of the investment adviser. The Trust’s Independent Trustees meet regularly in executive session.

There were four regular meetings of the Trustees held during the Trust’s fiscal year ended December 31, 2009. Each Trustee attended at least 75% of the meetings during that fiscal year. Since the Trust is not required to convene annual shareholder meetings, there is no policy requiring Trustee attendance at such meetings, but each Trustee is encouraged to attend.

The Board proposed for election at the Meeting will be comprised of three Independent Trustees and two individuals who are considered “interested” Trustees.

Additional Information Regarding Trustees’ and Nominee’s Qualifications and Experience

The following is a brief discussion of the specific education, experience, qualifications, or skills that led to the Board’s conclusion, as of the date of this Proxy Statement, that each person identified below should serve as a Trustee for the Trust.

Independent Trustees

Mary K. Anstine

Ms. Anstine has been an Independent Trustee of the Trust since November 30, 2006. Currently retired, Ms. Anstine has over 30 years of financial services experience. Most recently, she was President and CEO of HealthONE Alliance, Denver, Colorado from 1994 through 2004. From 1964 to 1994, Ms. Anstine held positions leading up to Executive Vice President of First Interstate Bank. She was nominated to continue serving as a Trustee of the Trust based on her business and financial services experience.

Jeremy W. Deems

In 2007, Mr. Deems co-founded Green Alpha Advisors, LLC, a registered investment adviser, for which he currently serves as Chief Financial Officer and Chief Operating Officer. Prior to co-founding Green Alpha Advisors, Mr. Deems was CFO of Forward Management, LLC, investment advisor to the Forward Funds and Sierra Club Mutual Funds, where he was also co-portfolio manager to the Sierra Club Stock Fund. In addition, he was the CFO of ReFlow Management Co., LLC. Prior to joining Forward and ReFlow, he served as Regional Marketing Assistant within the Investment Consulting Services Group at Morgan Stanley Dean Witter. Mr. Deems received a B.S. and a MBA in finance from Saint Mary’s College of California and is a licensed Certified Public Accountant and a member of the American Institute of Certified Public Accountants. He was nominated to serve as a Trustee of the Trust based on his business, financial services, accounting and investment management experience.

David Swanson

Mr. Swanson has been an Independent Trustee of the Trust since November 30, 2006. In 2006, Mr. Swanson founded SwanDog Marketing, a marketing consulting firm to asset managers. Mr. Swanson currently serves as SwanDog’s Managing Principal. He has 30 years of senior management and marketing experience, with nearly 20 years in financial services. Before joining SwanDog, Mr. Swanson most recently served as Executive Vice President and Head of Distribution for Calamos Investments, an investment management firm. He previously held positions as Chief Operating Officer of Van Kampen Investments, President and CEO of Scudder, Stevens & Clark, Canada, Ltd. and Managing Director and Head of Global Investment Products at Morgan Stanley. Mr. Swanson holds a Master of Management from the Kellogg Graduate School of Management at Northwestern University and a Bachelors in Journalism from Southern Illinois University. He was nominated to continue serving as a Trustee of the Trust based on his business, financial services and investment management experience.

Interested Trustees

Thomas A. Carter

Mr. Carter has been an Interested Trustee and Chairman of the Trust since March 10, 2009. Mr. Carter joined ALPS Fund Services, the Portfolios’ administrator, in 1994 and currently serves as President of ALPS Distributors, the Portfolios’ principal underwriter, and ALPS Advisors, the Portfolios’ investment adviser. Before joining ALPS, Mr. Carter was with Deloitte & Touche LLP, where he worked with a diverse group of clients, primarily within the financial services industry. Mr. Carter is a Certified Public Accountant and received his Bachelor of Science in Accounting from the University of Colorado at Boulder. He was nominated to continue serving as a Trustee of the Trust based on his business, accounting, financial services and investment management experience.

Scott Wentsel

Mr. Wentsel has been an Interested Trustee of the Trust since November 30, 2006. Currently, Mr. Wentsel serves as Senior Portfolio Manager of Ibbotson Associates, the Portfolios’ investment subadviser. Mr. Wentsel has over 20 years of investment industry experience. Prior to joining Ibbotson Associates, Mr. Wentsel was an Executive Director with Van Kampen Investments from 2000-2005 and also worked for 13 years at Scudder Kemper Investments. Mr. Wentsel has a Masters of Business Administration degree from the University of Chicago Graduate School of Business and a Bachelor of Arts in Economics from the University of Illinois. He is a Certified Financial Planner certificant and holds the Charted Financial Analyst (CFA) designation. He was nominated to continue serving as a Trustee of the Trust based on his business, financial services and investment management experience.

Leadership Structure and Oversight Responsibilities

Overall responsibility for oversight of the Portfolios rests with the Trustees. The Trust has engaged the Portfolios’ adviser and subadviser to manage the Portfolios on a day-to day basis. The Board is responsible for overseeing the adviser, the subadviser and other service providers in the operations of the Portfolios in accordance with the provisions of the 1940 Act, applicable provisions of state and other laws and the Trust’s charter. The Board meets at regularly scheduled quarterly meetings each year. In addition, the Board may hold special in-person or telephonic meetings or informal conference calls to discuss specific matters that may arise or require action between regular meetings. As described below, the Board has established a Nominating and Corporate Governance Committee, an Audit Committee and an Executive Committee, and may establish ad hoc committees or working groups from time to time, to assist the Board in fulfilling its oversight responsibilities. The Independent Trustees have also engaged independent legal counsel to assist them in performing their oversight responsibilities.

The Board has appointed Thomas A. Carter, an Interested Trustee, to serve in the role of both Chairman and President (the Trust’s principal executive officer). The Chairman’s role is to preside at all meetings of the Board and to act as a liaison with the adviser, other service providers, counsel and other Trustees generally between meetings. In addition, the Board has appointed David Swanson as Lead Independent Trustee. The Lead Independent Trustee is a spokesperson and principal point of contact for the Independent Trustees and is responsible for coordinating the activities of the Independent Trustees, including calling regular executive sessions of the Independent Trustees; developing the agenda of each meeting together with the Chairman; and chairing the meetings of the Independent Trustees. The Chairman and Lead Independent Trustee may also perform such other functions as may be delegated by the Board from time to time. The Board reviews matters related to its leadership structure annually. The Board has determined that the Board’s leadership structure is appropriate given the Portfolios’ characteristics and circumstances. These include the Trust’s multiple series of Portfolio shares, each Portfolio’s portfolio of assets, the Portfolios’ net assets and the services provided by the Trust’s service providers.

Risk oversight forms part of the Board’s general oversight of each Portfolio and is addressed as part of various Board and Committee activities. As part of its regular oversight of the Portfolios, the Board, directly or through a Committee, interacts with and reviews reports from, among others, Trust management, the adviser, the subadviser, the Portfolios’ Chief Compliance Officer, the Trust’s legal counsel and the independent registered public accounting firm for the Portfolios regarding risks faced by the Portfolios. The Board, with the assistance of Trust management and the adviser and subadviser, reviews investment policies and risks in connection with its review of each Portfolio’s performance. The Board has appointed a Chief Compliance Officer who oversees the implementation and testing of each Portfolio’s compliance program and reports to the Board regarding compliance matters for the Portfolios and its principal service providers. In addition, as part of the Board’s periodic review of the Trust’s advisory, sub-advisory and other service provider agreements, the Board may consider risk management aspects of these service providers’ operations and the functions for which those services providers are responsible.

Committees of the Board

The Board has an Audit Committee that considers such matters pertaining to the Trust’s books of account, financial records, internal accounting controls and changes in accounting principles or practices as the Trustees may from time to time determine. The Audit Committee also considers the engagement and compensation of the independent registered public accounting firm (the “Firm”) and ensures receipt from the Firm of a formal written statement delineating relationships between the Firm and the Trust, consistent with Public Company Accounting Oversight Board Ethics and Independence Rule 3526. The Audit Committee also meets privately with the representatives of the Firm to review the scope and results of audits and other duties as set forth in the Audit Committee’s Charter. The Audit Committee members, each of whom are Independent Trustees, currently are: Ms. Anstine and Messrs. Linnehan (Chairman) and Swanson. The Audit Committee met twice during the fiscal year ended December 31, 2009.

The Board has a Nominating and Corporate Governance Committee that meets periodically to advise and assist the Board in selecting nominees to serve as trustees of the Trust and in establishing, implementing and executing policies, procedures and practices that assure orderly and effective governance of the Trust and effective and efficient management of all business and financial affairs of the Trust, and performs other duties as set forth in the Nominating and Corporate Governance Committee’s Charter, which is attached hereto as Exhibit A. Members of the Nominating and Corporate Governance Committee, each of whom are Independent Trustees, are currently: Ms. Anstine (Chairperson) and Messrs. Linnehan and Swanson. The Nominating and Corporate Governance Committee of the Board met once during the fiscal year ended December 31, 2009. Mr. Deems was recommended for consideration by a current Trustee. He was recommended for nomination to the Board by the Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee believes the Board generally benefits from diversity of background, experience and views among its members, and considers this a factor in evaluating the composition of the Board, but has not adopted any specific policy in this regard.

The Executive Committee meets periodically to take action, as authorized by the Board of Trustees, if the Board of Trustees cannot meet. Members of the Executive Committee are currently Messrs. Carter (Chairman), Swanson and Wentsel. During the fiscal year ended December 31, 2009, the Executive Committee did not convene.

The Trust does not have a standing compensation committee. Matters normally addressed by a compensation committee are considered by the Nominating and Corporate Governance Committee.

The Board will consider shareholder nominees for Trustees. All nominees must possess the appropriate characteristics, skills and experience for serving on the Board. In particular the Board and its Independent Trustees will consider each nominee’s integrity, educational and professional background, diversity, understanding of marketing, finance and the Trust’s business on a technical level and commitment to devote the time and attention necessary to fulfill a Trustee’s duties. All shareholders who wish to recommend nominees for consideration as Trustees shall submit the names and qualifications of the candidates to the Secretary of the Trust by writing to: Financial Investors Variable Insurance Trust, 1290 Broadway, Suite 1100, Denver, Colorado, 80203.

Independent Registered Public Accounting Firm Fees and Services

Each Portfolio selected Deloitte & Touche LLP (“Deloitte”) as its independent registered public accounting firm for each Portfolio’s 2008 and 2009 fiscal years as well as the current fiscal year. The Audit Fees, Audit-Related Fees, Tax Fees and All Other Fees related to Deloitte for the Trust’s fiscal years ended 2008 and 2009 are as follows:

Audit Fees: The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the Portfolios’ annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for fiscal years 2009 and 2008 were $80,000 and $80,000, respectively.

Audit-Related Fees: The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the Portfolios’ financial statements and are not reported under the paragraph above entitled “Audit Fees” were $400 in 2009 and $200 in 2008.

Tax Fees: The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were $7,500 in 2009 and $7,500 in 2008. The fiscal year 2009 and 2008 tax fees were for services for dividend calculation, excise tax preparation and tax return preparation.

All Other Fees: For the Portfolios’ fiscal years ended December 31, 2009 and December 31, 2008, no fees were billed to the Portfolios by the principal accountant for services other than the services reported in the paragraphs above entitled “Audit Fees,” “Audit-Related Fees” and “Tax Fees.”

All services to be performed by the Portfolios’ principal accountant must be pre-approved by the Trust’s Audit Committee. No services described in the paragraphs above entitled “Audit-Related Fees,” “Tax Fees” and “All Other Fees” were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

The aggregate non-audit fees billed by the Portfolio’s accountant in each of the last two fiscal years of the Trust were $180,500 in 2009 and $200,000 in 2008. These fees consisted of non-audit fees billed to (i) the Portfolios of $7,500 in 2009 and $7,500 in 2008 as described in response to the paragraph above entitled “Tax Fees” and (ii) to ALPS Fund Services, an entity under common control with ALPS Advisors, the Trust’s investment adviser, of $173,000 in 2009 and $192,500 in 2008. The non-audit fees billed to ALPS Fund Services related to SAS 70 services and other compliance related matters.

The Trust’s Audit Committee has considered whether the provision of non-audit services that were rendered to the Trust’s adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Trust that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant’s independence. The Audit Committee determined that the provision of such non-audit services is compatible with maintaining the principal accountant’s independence.

Representatives of Deloitte are not expected to be present at the Meeting, but have been given the opportunity to make a statement if they so desire and will be available should any matter arise requiring their presence.

Share Ownership

As of April 30, 2010, the dollar range of equity securities in the Portfolios beneficially owned by the Independent Trustees and nominee were as follows:

Name of Trustee/Nominee	Dollar Range of Equity Securities in the Portfolios	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies

Trustee Nominees
Mary K. Anstine	None	None
Jeremy W. Deems	None	None
David Swanson	None	None

As of April 30, 2010, the dollar range of equity securities in the Portfolios beneficially owned by the Interested Trustees were as follows:

Name of Trustee/Nominee	Dollar Range of Equity Securities in the Portfolios	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies

Trustee Nominees
Thomas A. Carter	None	None
Scott Wentsel	None	None

The principal executive and principal financial officers of the Trust do not beneficially own any shares of the Portfolios. As of April 30, 2010, none of the Independent Trustees or nominee, nor any of their immediate family members, beneficially or of record, owned any securities issued by or otherwise had any interest in the Portfolios’ investment advisers or the principal underwriter or any person controlling, controlled by or under common control with such persons. For these purposes, “immediate family member” includes the current Independent Trustee’s or nominee’s spouse, children residing in the current Independent Trustee’s or nominee’s household and dependents of the current Independent Trustee or nominee.

Compensation of Independent Trustees

The Independent Trustees of the Trust receive an annual fee in the amount of $4,000 and an additional $1,500 for attending each Board meeting. The Trustees are also reimbursed for all reasonable out-of-pocket expenses relating to attendance at meetings. None of the Trustees are entitled to receive any retirement or deferred compensation benefits from the Trust. For the fiscal year ended December 31, 2009, the current Independent Trustees standing for election received the following compensation:

	Aggregate Compensation From the Trust	Pension Or Retirement Benefits Accrued As Part of Portfolio Expenses	Estimated Annual Benefits Upon Retirement	Aggregate Compensation From The Trust And Portfolio Complex Paid To Trustees*
Mary K. Anstine,** Trustee	$11,500	$0	$0	$59,750
David Swanson, Trustee	$11,500	$0	$0	$11,500

* The Portfolio Complex includes all series of the Trust and any other investment companies for which ALPS Advisors or Ibbotson Associates provides investment advisory services.

** Mary K. Anstine is expected to receive additional compensation for her services with other investment companies as a part of the ALPS Fund Complex.

No officer or employee of the adviser, subadviser or any affiliate thereof receives any compensation from the Trust for serving as an officer or trustee of the Trust.

Officers

The business and affairs of the Portfolios are managed under the direction of the Board. The Board approves all significant agreements between the Portfolios and the persons or companies that furnish services to the Portfolios, including agreements with its distributor, investment adviser, administrator, custodian and transfer agent. The day-to-day operations of the Portfolios are delegated to the Trust’s investment adviser and administrator.

The name, address, age, and principal occupations for the past five years of the officers of the Trust are listed below.

Name, Address* & Age	Position(s) Held with Trust	Principal Occupation(s) During Past 5 Years**
Jeremy O. May, age 39	Treasurer since November 30, 2006.

Mr. May is President of ALPS Fund Services. Mr. May joined ALPS in 1995. Because of his position with ALPS, Mr. May is deemed an affiliate of the Trust as defined under the 1940 Act. Mr. May is currently the Treasurer of Clough Global Allocation Fund, Clough Global Equity Fund, Clough Global Opportunities Fund, Liberty All-Star Growth Fund, Inc., Liberty All-Star Equity Fund, Financial Investors Trust, Reaves Utility Income Fund. Mr. May is also on the Board of Directors and is Chairman of the Audit Committee of the University of Colorado Foundation.

David T. Buhler, age 38	Secretary since June 8, 2010.	Mr. Buhler is a Vice President and Associate Counsel of ALPS Fund Services. Mr. Buhler joined ALPS in 2010. Previously, he was Associate General Counsel and Assistant Secretary for Founders Asset Management LLC from 2006 to 2009, Counsel for Great-West Life & Annuity Insurance Company from 1997 to 2006 and Chief Compliance Officer for Greenwood Investments LLC from 2002 to 2006.
MelanieH. Zimdars, age 33	Chief Compliance Officer since December 8, 2009.

Ms. Zimdars is a Deputy Chief Compliance Officer with ALPS since September 2009. Prior to joining ALPS, Ms. Zimdars served as Principal Financial Officer, Treasurer and Secretary for the Wasatch Funds from February 2007 to December 2008. From November 2006 to February 2007, she served as Assistant Treasurer for the Wasatch Funds and served as a Senior Compliance Officer for Wasatch Advisors, Inc. since 2005. From 2001 until joining Wasatch in 2005, she was a Compliance Officer for U.S. Bancorp Fund Services, LLC. Ms. Zimdars is currently the CCO for Liberty All-Star Growth Fund, Liberty All-Star Equity Fund, EGA Emerging Global Shares Trust, ALPS ETF Trust and ALPS Variable Insurance Trust.

Monette R. Nickels, age 38	Tax Officer since December 8, 2009.

Ms. Nickels is Senior Vice President and Director of Tax Administration of ALPS. Ms. Nickels joined ALPS in 2004 as Director of Tax Administration. Because of her position with ALPS, Ms. Nickels is deemed an affiliate of the Trust as defined under the 1940 Act. Ms. Nickels is also Tax Officer of ALPS Variable Insurance Trust, Liberty All-Star Equity Fund, Liberty All-Star Growth Fund, Inc., and ALPS ETF Trust.

*All communications to Officers may be directed to Financial Investors Variable Insurance Trust c/o 1290 Broadway, Suite 1100, Denver, CO 80203.

**Except as otherwise indicated, each individual has held the office shown or other offices in the same company for the last five years.

THE BOARD RECOMMENDS

THAT SHAREHOLDERS OF EACH PORTFOLIO VOTE FOR EACH NOMINEE AS

TRUSTEE OF THE TRUST.

* * * * *

INFORMATION REGARDING THE TRUST

As of the close of business on the Record Date, June 22, 2010, the Trust had the following shares outstanding:

Portfolio (Class)	Number of Shares
Aggressive Growth ETF Asset Allocation (I)	514,701
Aggressive Growth ETF Asset Allocation (II)	804,857
Growth ETF Asset Allocation (I)	1,617,029
Growth ETF Asset Allocation (II)	6,543,838
Balanced ETF Asset Allocation (I)	528,733
Balanced ETF Asset Allocation (II)	6,785,305
Income and Growth ETF Asset Allocation (I)	152,510
Income and Growth ETF Asset Allocation (II)	2,933,122
Conservative ETF Asset Allocation (I)	153,679
Conservative ETF Asset Allocation (II)	1,594,785

Each share has voting rights as stated in this Proxy Statement and is entitled to one vote (and a fractional vote for a fractional vote).

Beneficial Owners. As of the Record Date, to the best of the knowledge of the Trust, all of the outstanding shares of each Portfolio were owned by Insurance Company separate accounts. The percentage ownership of each separate account owning 5% or more of the outstanding shares of each class of each Portfolio is provided in Exhibit B. To the best of the knowledge of the Trust, no person beneficially owned more than 5% of the outstanding shares of any class of a Portfolio, except as stated in Exhibit B.

As of April 30, 2010, the percentage of shares owned by the Trust’s Trustees, Trustee nominee and officers, individually and as a group, did not exceed 1% of the outstanding shares of any of the Portfolios.

MORE ON PROXY VOTING AND THE MEETING

General Information about Proxy Voting

For the Trust, each share is entitled to cast one vote, and fractional shares are entitled to a proportionate fractional vote.

Proxy Statement Costs

The cost of preparing, printing and mailing the proxy/voting instruction card, notice of meeting and this Proxy Statement and all other costs incurred with the solicitation of proxies will be paid by the Trust. Because the Proposal described in this Proxy Statement will benefit the Trust and its shareholders, the Board has authorized that the cost and expenses described above, including the costs associated with soliciting proxies, be paid by the Portfolios, whether or not the Proposal is approved. The costs and expenses will be allocated pro rata between each Portfolio based on average net assets, and between each class of such Portfolio, if applicable, based on average net assets. The annual operating expenses of each Portfolio are capped under an expense limitation agreement among ALPS Advisors, Ibbotson Associates and the Trust. To the extent the expense limitation agreement applies to a Portfolio, ALPS Advisors and/or Ibbotson Associates will indirectly pay the proxy costs incurred by that Portfolio to the extent such costs result in Portfolio expenses in excess of the applicable expense limitation.

ALPS Advisors has engaged Broadridge Financial Solutions, Inc. (“Broadridge”), a professional proxy solicitation firm, to assist in the solicitation of proxies for the Trust, at an estimated cost of approximately $16,000, plus an additional $2,000 for certain printing expenses. Broadridge will also be providing additional services, including tabulation services. Among other things, Broadridge will be: (i) required to maintain the confidentiality of all shareholder information; (ii) prohibited from selling or otherwise disclosing shareholder information to any third party; and (iii) required to comply with applicable telemarketing laws.

Solicitation of Proxies

Officers of the Trust or officers and regular employees of the transfer agent or an Insurance Company, without extra compensation, may conduct solicitations personally, by mail, by telephone or by any other electronic means available.

The Insurance Companies generally will be required to forward soliciting material to Contract Owners to obtain authorization for the execution of proxies. The Trust will reimburse Insurance Companies and others for their reasonable expenses in connection with these services. The costs are allocated among the Portfolios based upon the number of shareholder accounts in each Portfolio. The costs are allocated on a pro rata basis to each class of a Portfolio based on the net assets of each class relative to the total net assets of the Portfolio, subject to any expense limitation described above.

If you are a Contract Owner, please contact us in advance if you are planning on attending the Meeting. Should shareholders require additional information regarding the proxy card, they may contact us toll-free at 1-866-432-2926. Any voting instruction given by a Contract Owner is revocable as described below under the paragraph titled “Revoking a Proxy.”

As of the Record Date, shares of the Trust were only held by the separate accounts of participating Insurance Companies. Each Insurance Company holds shares in a separate account, which serves as the funding vehicle for its variable products. In accordance with its view of present applicable law, it is expected that each Insurance Company will vote its shares held by its separate account at the Meeting in accordance with instructions received from Contract Owners for whose accounts the shares are held. Contract Owners who have selected a Portfolio for investment have a beneficial interest in the Portfolio, but do not invest directly in or hold shares of the Portfolio. Those Contract Owners who have a voting interest at the close of business on June 22, 2010, will be entitled to submit instructions to their Insurance Company using the attached card.

Portfolio shares held in a separate account for which no timely instructions are received generally will be voted by Insurance Companies in proportion to the voting instructions that are received with respect to all contracts participating in the applicable separate account. This means that a small number of votes could determine the outcome. There are not expected to be any “broker non-votes.”

Accordingly, if you wish to vote, you should complete the enclosed voting instruction card as a Contract Owner. All forms which are properly executed and received prior to the Meeting, and which are not revoked, will be voted as described above. If the enclosed voting instruction card is executed and returned, it may nevertheless be revoked at any time prior to the Meeting by written notification received by Broadridge or by executing and submitting a later dated form.

Please take a few moments to complete your voting instruction card promptly. You may vote your shares by completing and signing the enclosed card(s) and mailing it in the postage paid envelope provided.

Quorum

Shareholders of the Portfolios will vote together in the aggregate. The presence in person or by proxy of at least thirty percent of the Trust’s shares that are entitled to vote constitutes a quorum.

Proposal To Elect Trustees:

•	The nominees must receive a plurality of the votes cast, which means that the five nominees receiving the highest number of affirmative votes cast at the Meeting will be elected.

In the event a quorum is not present or sufficient votes in favor of the Proposal set forth in the Notice of Meeting of Shareholders are not received by the date of the Meeting, the persons named in the enclosed proxy (or their substitutes) may propose and approve one or more adjournments of the Meeting to permit further solicitation of proxies. All such adjournments will require the affirmative vote of a majority of the shares present in person or by proxy at the session of the Meeting to be adjourned. The persons named as proxies on the proxy ballots (or their substitutes) will vote the shares present in person or by proxy (including abstentions) in favor of such an adjournment if they determine additional solicitation is warranted and in the interests of the Trust’s shareholders. A vote may be taken on the Proposal in this Proxy Statement prior to any such adjournment if a quorum is present, sufficient votes for its approval have been received and it is otherwise appropriate.

How are votes counted?

The individuals named as proxies on the proxy ballots (or their substitutes) will vote according to your directions if your proxy card is received and properly executed, or in accordance with the instructions you provide by mail.

With respect to nominees for Trustees, you may direct the proxy holders to vote your shares “FOR ALL” Trustees or “FOR ALL” except certain Trustees for whom you choose to withhold authority to vote, or you may direct the proxy holders to “WITHHOLD AUTHORITY FOR ALL” Trustees, in each case by checking the appropriate boxes. Most Insurance Company separate accounts will vote all of their shares in the same proportion as the voting instructions actually received from Contract Owners.

If you properly execute and return a proxy or voting instruction card but fail to indicate how the votes should be cast, the proxy ballot will be voted in favor of the election of each of the nominees named in this Proxy Statement for Trustee.

Revoking a Proxy

As a Contract Owner, you may revoke a previously granted proxy instruction at any time before it is exercised by (i) delivering a written notice expressly revoking your voting instruction to the tabulator or (ii) signing and forwarding a later-dated voting instruction card. Granted proxies typically will be voted at the final meeting, but may be voted at an adjourned meeting if appropriate.

Shareholder Proposals

The Trust is not required and does not intend to hold shareholder meetings on a regular basis. Special meetings of shareholders may be called from time to time by either the Trust or the shareholders (for certain matters and under special conditions described in each Portfolio’s Statement of Additional Information). Under the proxy rules of the SEC, shareholder proposals that meet certain conditions may be included in a fund’s proxy statement for a particular meeting. Those rules currently require that for future meetings, the shareholder must be a record or beneficial owner of fund shares either (i) with a value of at least $2,000 or (ii) in an amount representing at least 1% of the fund’s securities to be voted, at the time the proposal is submitted and for one year prior thereto, and must continue to own such shares through the date on which the meeting is held.

Another requirement relates to the timely receipt by the Trust of any such proposal. Under those rules, a proposal must have been submitted a reasonable time before the Trust began to print and mail this Proxy Statement in order to be included in this Proxy Statement. A proposal submitted for inclusion in a Portfolio’s proxy material for the next special meeting after the meeting to which this Proxy Statement relates must be received by the Trust a reasonable time before the Trust begins to print and mail the proxy materials for that meeting. Notice of shareholder proposals to be presented at the Meeting must have been received within a reasonable time before the Trust began to mail this Proxy Statement. The fact that the Trust receives a proposal from a qualified shareholder in a timely manner does not ensure its inclusion in the proxy material because there are other requirements under the proxy rules for such inclusion.

Shareholder Communications to the Board

Shareholders who desire to communicate generally with the Board should address their correspondence to the Board and may submit their correspondence by mail to the Trust at 1290 Broadway, Suite 1100, Denver, Colorado, 80203, attention Secretary of the Trust. If the correspondence is intended for a particular Trustee, the shareholder should so indicate. The Trust invites each Trustee and nominee to attend the Meeting; however, their attendance is not required.

Reports to Shareholders and Financial Statements

The Annual Report to Shareholders of the Portfolios, which includes the financial statements of the Portfolios, has previously been sent to shareholders. Upon request, each Portfolio’s most recent annual and subsequent semi-annual report (when available) can be obtained at no cost. To request a report please call 1-866-432-2926, write to Financial Investors Variable Insurance Trust at 1290 Broadway, Suite 1100, Denver, Colorado 80203, or visit www.fivitfunds.com.

OTHER MATTERS

The Trustees do not intend to bring any matters before the Meeting other than the Proposal described in this Proxy Statement and the Trustees are not aware of any other matters to be brought before the Meeting by others. Because matters not known at the time of the solicitation may come before the Meeting, the proxy as solicited confers discretionary authority with respect to such matters as properly come before the Meeting, including any adjournment or adjournments thereof, and it is the intention of the persons named as attorneys-in-fact in the proxy (or their substitutes) to vote the proxy in accordance with their judgment on such matters.

EXHIBIT A

Financial Investors Variable Insurance Trust

Nominating & Corporate Governance Committee Charter

(Adopted January 23, 2007; Revised March 11, 2008, March 10, 2009)

1.	Purpose

1.1	The purpose of the Nominating and Corporate Governance Committee (the “Committee”) of the Board of Trustees (the “Board”) of the Financial Investors Variable Insurance Trust (the “Trust”) is to advise and assist the Board in selecting nominees to serve as trustees of the Trust and in establishing, implementing and executing policies, procedures and practices that assure orderly and effective governance of the Trust and effective and efficient management of all business and financial affairs of the Trust.

2.	Charter

2.1	This charter is the written charter of the Committee (the “Charter”).

3.	Composition

3.1	The Committee will at all times consist of, at a minimum, three (3) trustees.

3.2	Each of the members of the Committee will meet the independence and qualification requirements as provided in applicable laws and regulations.

3.3	The Committee will recommend nominees for appointment to the Committee annually and as vacancies or newly created positions occur. Committee members will be appointed by the Board and may be removed by the Board at any time.

3.4	The Committee will recommend to the Board, and the Board will designate, the chair of the Committee (the “Chair”).

3.5	The Chair will be responsible for leadership of the Committee, including preparing the agenda, presiding over Committee meetings, making Committee assignments, and reporting the
Committee’s actions to the Board. The Chair will also be the presiding trustee at all meetings of non-management or independent trustees.

4.	Meetings

4.1	The Committee will meet as often as it deems necessary or appropriate to perform its duties and responsibilities under the Charter, either in person or telephonically.

4.2	The Committee may create subcommittees, each of which will report to the Committee.

	4.3	The Committee will report to the full Board with respect to its meetings, and provide the Board with a copy of the minutes of all Committee meetings.
4.4

The majority of the members of the Committee will constitute a quorum, and the Committee will act at an in-person or telephonic meeting only by majority vote. The Committee may also act by unanimous written consent.

5.	Authority and Responsibilities
	5.1	Identifying and Evaluating Trustee Candidates.
5.1.1

General. The Committee will seek individuals qualified to become board members for recommendation to the Board, including evaluating persons suggested by shareholders. Trustees may be nominated by the Board of Trustees or by shareholders in accordance with this Charter. The Committee will conduct the appropriate inquiries into the backgrounds and qualifications of possible nominees. The Committee will investigate and review each proposed nominee’s qualifications for service on the Board, and where appropriate, recommend to the Board proposed nominees for Board membership.

5.1.2

Recommendation of Candidates. Board members or shareholders who wish to recommend candidates for consideration as trustees, shall submit the names of the candidates to the Chair in writing. The Committee will promptly advise the person offering the recommendation what information about the candidate, his experience and qualifications should be submitted to the Committee so that the Committee may carry out its investigation and evaluation of the candidate. Concurrently the Committee will inform the recommending person as to whether a meeting of shareholders at which trustees will be elected has been called or a present or anticipated vacancy on the board has been publicly disclosed for which the recommended candidate would be a potential nominee. The Committee may also adopt policies with respect to handling candidate recommendations between vacancies on the Board and between shareholder elections of trustees.

		5.1.3	Nominations of Trustees by Shareholders or From Other Sources. The Committee will consider candidates submitted by shareholders, or from other sources it deems appropriate, that are submitted in a timely fashion and with adequate information about the candidate such that the Committee can make an assessment. The Committee shall assess shareholder nominees in the same manner as the Committee reviews its own nominees. Any recommendation must be submitted in writing to the Committee in care of the Trust’s Secretary at Financial Investors Variable Insurance Trust, 1625 Broadway Street, Suite 2200, Denver, Colorado 80202, and should include at a minimum the following information as to each individual proposed for nomination as trustee: such individual’s written consent to be named in the proxy statement as a nominee (if nominated) and to serve as a trustee (if elected), and all information relating to such individual that is required to be disclosed in the solicitation of proxies for election of such proposed nominee under the

Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended. The Committee, in its discretion, may request additional information concerning the recommended candidate in order to evaluate the candidate’s qualifications.

5.1.4	Individual Evaluation Criteria. The Committee works with the Board on an annual basis to determine the appropriate characteristics, skills and experience for the Board as a whole and its individual members. In evaluating the suitability of individual trustee candidates, the Committee will take into account many factors, including but not limited to:

5.1.4.1	general understanding of marketing, finance and other disciplines relevant to the success of a publicly-traded company in today’s business environment;
5.1.4.2	understanding of the Trust’s business on a technical level;
5.1.4.3	educational and professional background; and
5.1.4.4	integrity and commitment to devote the time and attention necessary to fulfill his or her duties to the Trust.
5.1.5	Overall Evaluation Criteria. The Committee will also evaluate each individual in the context of the Board as a whole, with the objective of recommending a group that can best perpetuate the success of the business and represent shareholder interests through the exercise of sound judgment, using its diversity of experience. The Committee may also evaluate and consider other aspects of each individual, to the extent appropriate, with the aspirational goal of promoting diversity at the Board level. The Committee believes that, except during periods of temporary vacancies, a majority of its trustees must be independent. In determining the independence of a trustee, the Board will apply the definition of “independent trustee” in the Investment Company Act of 1940, as amended.

5.1.6	Additional Criteria For Current Trustees. In determining whether to recommend a trustee for re-election, the Committee will consider the trustee’s past attendance at meetings and participation in and contributions to the activities of the Board.

5.1.7	No Term Limits. The Committee does not believe it should limit the number of terms for which an individual may serve as a trustee. Trustees who have served on the Board for an extended period of time are able to provide valuable insight into the operations and future of the Trust based on their experience with and understanding of the Trust’s history, policies and objectives. The Committee believes that, as an alternative to term limits, it can ensure that the Board continues to evolve and adopt new viewpoints through the evaluation and nomination process.

5.1.8	No Specific Limitation on Service on Other Boards. The Committee does not believe that
Board members should be prohibited from serving on boards and/or committees of other organizations, and has not adopted any guidelines limiting such activities. However, the
Committee will take into account the nature of and time involved in a trustee’s service on other boards in evaluating the suitability of individual trustees and making its recommendations to the Board. Service on boards and/or committees of other organizations should be consistent with the Trust’s conflict of interest policies, if any

5.1.9	Use of Third Party Service Providers. The Committee shall have the sole authority to retain and terminate any search firm to be used to identify or evaluate trustee candidates and shall have sole authority to approve the search firm’s fees and other retention terms.

5.2	Committee Recommendations to the Board. The Committee will recommend nominees for appointment to each Board committee annually and as vacancies or newly created positions occur.
The Committee will also recommend the chair for each Board committee.

5.3	Board Assessment. The Committee will receive comments from all trustees and report annually to the Board with an assessment of the Board’s performance, to be discussed with the full Board following the end of each fiscal year.

5.4	Related Party Transactions and Conflicts of Interest. The Committee will consider issues involving possible conflicts of interest of trustees. The Committee will have the authority to consider for approval any related party transactions and, if possible, approve such transactions before they are entered into.

5.5	Trustee Compensation. The Committee will recommend and review all matters pertaining to fees and retainers paid to trustees for Board and committee service and for serving as chair of a Board committee.

5.6	New Trustee Orientation. The Committee shall oversee the development by the Trust and legal counsel to the Independent Trustees of a program for the orientation of new Independent Trustees.
This orientation is intended to familiarize new Independent Trustees with their responsibilities under applicable corporate law and the Investment Company Act of 1940, the operations of the
Trust and their principal service providers, and the industry in which the Trust operates.

5.7	Additional Assignments. The Committee will perform such other functions as the Board may from time to time assign to the Committee.

6.	Miscellaneous

6.1	Access to Resources. The Committee will be given the resources and assistance necessary to discharge its responsibilities, including unrestricted access to Trust personnel and documents. The
Committee will also have the authority to engage and obtain advice and assistance from internal or external legal, accounting or other

advisors, as it deems necessary or appropriate. The Committee will have the sole authority to retain and terminate any search firm used to identify trustee candidates, including the sole authority to approve fees and other retention terms.

6.2	Charter Review. At least annually, the Committee will review and assess the adequacy of the Charter.

EXHIBIT B

OWNERSHIP

Portfolio Name and Class	Name and Address of Owner	Shares Owned	Percent of Class
Balanced ETF Asset Allocation Portfolio Class I	Symetra Life Insurance Company 777 108th Avenue NE, Suite 1200 Bellevue, WA 98004-5135	168,163	31.81%
Balanced ETF Asset Allocation Portfolio Class I	Minnesota Life Insurance Company 400 Robert Street North Saint Paul, MN 55101	173,022	32.72%
Balanced ETF Asset Allocation Portfolio Class I	Lincoln Benefit Life Insurance Company PO Box 94210 Palatine, IL 60094	181,771	34.38%
Balanced ETF Asset Allocation Portfolio Class II	Symetra Life Insurance Company 777 108th Avenue NE, Suite 1200 Bellevue, WA 98004-5135	516,721	7.62%
Balanced ETF Asset Allocation Portfolio Class II	Annuity Investors Life Insurance Company PO Box 5423 Cincinnati, OH 45201-5423	1,079,232	15.91%
Balanced ETF Asset Allocation Portfolio Class II	Minnesota Life Insurance Company 400 Robert Street North Saint Paul, MN 55101	4,262,646	62.82%
Balanced ETF Asset Allocation Portfolio Class II	Ohio National Life Insurance Company (FBO its separate accounts) PO Box 237 Cincinnati, OH 45201-0237	644,186	9.49%
Growth ETF Asset Allocation Portfolio Class I	Minnesota Life Insurance Company 400 Robert Street North Saint Paul, MN 55101	1,285,822	79.52%
Growth ETF Asset Allocation Portfolio Class I	Lincoln Benefit Life Insurance Company PO Box 94210 Palatine, IL 60094	259,469	16.05%
Growth ETF Asset Allocation Portfolio Class II	Annuity Investors Life Insurance Company PO Box 5423 Cincinnati, OH 45201-5423	2,155,983	32.95%
Growth ETF Asset Allocation Portfolio Class II	Minnesota Life Insurance Company 400 Robert Street North Saint Paul, MN 55101	3,259,442	49.81%
Growth ETF Asset Allocation Portfolio Class II	Ohio National Life Insurance Company (FBO its separate accounts) PO Box 237 Cincinnati, OH 45201-0237	572,566	8.75%

Portfolio Name and Class	Name and Address of Owner	Shares Owned	Percent of Class
Income and Growth ETF Asset Allocation Portfolio Class I	Symetra Life Insurance Company 777 108th Avenue NE, Suite 1200 Bellevue, WA 98004-5135	34,231	22.45%
Income and Growth ETF Asset Allocation Portfolio Class I	Minnesota Life Insurance Company 400 Robert Street North Saint Paul, MN 55101	74,035	48.54%
Income and Growth ETF Asset Allocation Portfolio Class I	Lincoln Benefit Life Insurance Company PO Box 94210 Palatine, IL 60094	40,474	26.54%
Income and Growth ETF Asset Allocation Portfolio Class II	Annuity Investors Life Insurance Company PO Box 5423 Cincinnati, OH 45201-5423	619,858	21.13%
Income and Growth ETF Asset Allocation Portfolio Class II	Minnesota Life Insurance Company 400 Robert Street North Saint Paul, MN 55101	1,801,663	61.42%
Income and Growth ETF Asset Allocation Portfolio Class II	Ohio National Life Insurance Company (FBO its separate accounts) PO Box 237 Cincinnati, OH 45201-0237	164,432	5.61%
Income and Growth ETF Asset Allocation Portfolio Class II	Jefferson National Life Insurance Company 9920 Corporate Campus Drive, Suite 1000 Louisville, KY 40223	218,479	7.45%
Aggressive Growth ETF Asset Allocation Portfolio Class I	Symetra Life Insurance Company777 108th Avenue NE, Suite 1200 Bellevue, WA 98004-5135	43,602	8.47%
Aggressive Growth ETF Asset Allocation Portfolio Class I	Minnesota Life Insurance Company 400 Robert Street North Saint Paul, MN 55101	332,010	64.51%
Aggressive Growth ETF Asset Allocation Portfolio Class I	Lincoln Benefit Life Insurance Company PO Box 94210 Palatine, IL 60094	133,056	25.85%
Aggressive Growth ETF Asset Allocation Portfolio Class II	Symetra Life Insurance Company 777 108th Avenue NE, Suite 1200 Bellevue, WA 98004-5135	255,121	31.70%
Aggressive Growth ETF Asset Allocation Portfolio Class II	Minnesota Life Insurance Company 400 Robert Street North Saint Paul, MN 55101	262,605	32.63%

Portfolio Name and Class	Name and Address of Owner	Shares Owned	Percent of Class
Aggressive Growth ETF Asset Allocation Portfolio Class II	Ohio National Life Insurance Company (FBO its separate accounts) PO Box 237 Cincinnati, OH 45201-0237	286,591	35.61%
Conservative ETF Asset Allocation Portfolio Class I	Symetra Life Insurance Company 777 108th Avenue NE, Suite 1200 Bellevue, WA 98004-5135	15,822	10.30%
Conservative ETF Asset Allocation Portfolio Class I	Minnesota Life Insurance Company 400 Robert Street North Saint Paul, MN 55101	106,456	69.27%
Conservative ETF Asset Allocation Portfolio Class I	Lincoln Benefit Life Insurance Company PO Box 94210 Palatine, IL 60094	27,973	18.20%
Conservative ETF Asset Allocation Portfolio Class II	Annuity Investors Life Insurance Company PO Box 5423 Cincinnati, OH 45201-5423	336,117	21.08%
Conservative ETF Asset Allocation Portfolio Class II	Minnesota Life Insurance Company 400 Robert Street North Saint Paul, MN 55101	860,712	53.97%
Conservative ETF Asset Allocation Portfolio Class II	Ohio National Life Insurance Company (FBO its separate accounts) PO Box 237 Cincinnati, OH 45201-0237	204,482	12.82%
Conservative ETF Asset Allocation Portfolio Class II	Jefferson National Life Insurance Company 9920 Corporate Campus Drive, Suite 1000 Louisville, KY 40223	119,667	7.50%

Any person owning more than 25% of the outstanding shares of a Portfolio may be deemed to control it. Each of these entities is believed to hold its shares of the Portfolio as nominee for the benefit of its policy owners and participants.

PROXY TABULATOR

P.O. BOX 9112

FARMINGDALE, NY 11735

FINANCIAL INVESTORS VARIABLE INSURANCE TRUST

PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON SEPTEMBER 8, 2010

FUND NAME PRINTS HERE

INSURANCE COMPANY NAME PRINTS HERE

The undersigned, revoking prior proxies, hereby appoints David T. Buhler and Jeremy O. May, and each of them, as attorneys-in-fact and proxies of the undersigned, with full power of substitution, to vote shares held in the name of the undersigned on the record date at the Special Meeting of Shareholders of Financial Investors Variable Insurance Trust (the “Trust”) to be held at 1290 Broadway, Suite 1100, Denver, Colorado, 80203, on September 8, 2010, at 10:00 a.m. Mountain Time, or at any adjournment thereof, upon the Proposal described in the Notice of Meeting and accompanying Proxy Statement, which have been received by the undersigned.

This proxy is solicited on behalf of the Trust’s Board of Trustees, and the Proposal (set forth on the reverse side of this proxy card) has been proposed by the Board of Trustees.

When properly executed, this proxy will be voted as indicated on the reverse side or “FOR” the Proposal if no choice is indicated. The proxy will be voted in accordance with the proxy holder’s best judgment as to any other matters that may arise at the Special Meeting.

ê

Date

Signature	(Sign in the Box)

Note: Please sign this proxy exactly as your name or names appear hereon. Each joint owner should sign. Trustees and other fiduciaries should indicate the capacity in which they sign. If a corporation, partnership or other entity, this signature should be that of a duly authorized individual who should state his or her title.

ê	ê	FIVIT - PROXY (SC)

LABEL BELOW FOR MIS USE ONLY!	MIS EDITS: # OF CHANGES / PRF 1 PRF 2
PO# N 4152
FIVIT - RECORD DATE DATA #254	OK TO PRINT AS IS* *By signing this form you
IBBOTSON - FIVIT #	are authorizing MIS to print this form in its current state.
ORIGINAL 2 UP - 06-24-10 TM	______________________________________________________
STEPHANIE (IBBOTSON - FIVIT- N4152 2010 SC PRXY)	SIGNATURE OF PERSON AUTHORIZING PRINTING DATE
REVISION #1 06-30-10 JM
REVISION #2 6/30/10 KD
REVISION #3 07-12-10 TM
REVISION #4 7/21/10 KD

	Please fill in box(es) as shown using black or blue ink or number 2 pencil.	☒
ê	PLEASE DO NOT USE FINE POINT PENS.		ê

THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR EACH OF THE NOMINEES:
		FOR	WITHHOLD
		all nominees listed (except as noted on the line at left)*	authority to vote for all nominees
1.	To elect five Trustees for the Trust:

	(01) Mary K. Anstine (04) David Swanson	☐	☐

(02) Thomas A. Carter (05) Scott Wentsel

(03) Jeremy W. Deems
_____________________________________________________________________________
*To withhold authority to vote for any one or more nominees, write the nominee’s number on the line above.

PLEASE SIGN AND DATE ON THE REVERSE SIDE.

ê	FIVIT - PROXY (SC)	ê

LABEL BELOW FOR MIS USE ONLY!	MIS EDITS: # OF CHANGES / PRF 1 PRF 2
PO# N 4152
FIVIT - RECORD DATE DATA #254	OK TO PRINT AS IS* *By signing this form you
IBBOTSON - FIVIT #	are authorizing MIS to print this form in its current state.
ORIGINAL 2 UP - 06-24-10 TM
STEPHANIE (IBBOTSON - FIVIT- N4152 2010 SC PRXY)	SIGNATURE OF PERSON AUTHORIZING PRINTING DATE
REVISION #1 07-12-10 TM
REVISION #2 07-19-10 JM
REVISION #3 7/21/10 KD

PROXY TABULATOR
P.O. BOX 9112		To Vote by Mail
FARMINGDALE, NY 11735	1)	Read the proxy statement.
	2)	Check the appropriate boxes on reverse.
	3)	Sign, date and return the voting instruction card in the enclosed envelope provided.

FINANCIAL INVESTORS VARIABLE INSURANCE TRUST

PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON SEPTEMBER 8, 2010

FUND NAME PRINTS HERE

INSURANCE COMPANY NAME PRINTS HERE

The undersigned hereby instructs the above-named Insurance Company to vote at the Meeting of Shareholders on September 8, 2010, and at any adjournments thereof, all of the shares of the Trust attributable to his or her contract or interest therein and held in the Insurance Company separate account, as directed on the reverse side of this Voting Instruction Card. IF THIS VOTING INSTRUCTION CARD IS SIGNED AND RETURNED WITH NO CHOICES INDICATED, THE SHARES WILL BE VOTED FOR THE PROPOSAL.

If you fail to return this Voting Instruction Card or return it unsigned, the Insurance Company will, to the extent required, vote all shares attributable to your account value in proportion to all voting instructions for the Trust actually received from contract owners in the separate account.

ê	PLEASE VOTE, DATE AND SIGN, AND PROMPTLY RETURN THIS VOTING INSTRUCTION CARD IN THE ENCLOSED ENVELOPE PROVIDED.

Dated:

(Signature)	(Sign in the Box)
Please sign exactly as your name or names appear to the left. When held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee, guardian or in any other
representative capacity, please give full title as such. If signing for a corporation, the signature should be that of an authorized officer who should state his or her title.

ê	ê	FIVIT - VIC (SC)

LABEL BELOW FOR MIS USE ONLY!	MIS EDITS: # OF CHANGES / PRF 1 PRF 2
PO# N 4152
FIVIT - RECORD DATE DATA #254	OK TO PRINT AS IS* *By signing this form you
IBBOTSON - FIVIT #	are authorizing MIS to print this form in its current state.
ORIGINAL 2 UP - 06-30-10 JM	_____________________________________________________________
STEPHANIE (IBBOTSON - FIVIT- N4152 2010 SC VIC)	SIGNATURE OF PERSON AUTHORIZING PRINTING DATE
REVIEW #1 6/30/10 KD
REVISION #3 07-12-10 TM

Please fill in box(es) as shown using black or blue ink or number 2 pencil. ☒
ê	PLEASE DO NOT USE FINE POINT PENS.	ê

THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR EACH OF THE NOMINEES:

1.	To elect five Trustees for the Trust:		FOR all nominees listed (except as noted on the line at left)*	WITHHOLD authority to vote for all nominees

	(01) Mary K. Anstine	(04) David Swanson	☐	☐

	(02) Thomas A. Carter	(05) Scott Wentsel

(03) Jeremy W. Deems

*To withhold authority to vote for any one or more nominees, write the nominee’s number on the line above.

PLEASE SIGN AND DATE ON THE REVERSE SIDE.

ê	FIVIT-VIC (SC)	ê

LABEL BELOW FOR MIS USE ONLY!	MIS EDITS: # OF CHANGES / PRF 1 PRF 2
PO# N 4152
FIVIT - RECORD DATE DATA #254	OK TO PRINT AS IS* *By signing this form you
IBBOTSON - FIVIT #	are authorizing MIS to print this form in its current state.
ORIGINAL 2 UP - 06-30-10 JM	_______________________________________________________________
STEPHANIE (IBBOTSON - FIVIT - N4152 2010 SC VIC )	SIGNATURE OF PERSON AUTHORIZING PRINTING DATE
REVISION #1 07-12-10 TM
REVISION #2 07-19-10 JM
REVISION #3 7/21/10 KD